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                                                               Exhibit 24(b)(11)

                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 6 to the Registration Statement of The One Group(R) Investment Trust (Nos. 33-66080 and 811-7874) on Form N-1A under the Securities Act of 1933, as amended.

                                             /s/ Ropes & Gray
                                             ROPES & GRAY

Washington, D.C.
February 13, 1998